UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 28, 2011
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 — 30733	41-1978822
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10700 Bren Road West Minnetonka, Minnesota (Address of principal executive offices)	55343 (Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
On May 3, 2011, American Medical Systems Holdings, Inc. (“the Company”) issued a press release announcing financial results for its first quarter of fiscal year 2011. Attached hereto as Exhibit 99.1 is a copy of the company’s press release dated May 3, 2011.
The information contained in Item 2.02 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 5 — Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 28, 2011, American Medical Systems Holdings, Inc. held its Annual Stockholders Meeting. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 30, 2011 (Proxy Statement).
Set forth below, with respect to each proposal, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes:
Proposal 1 — Election of directors
The stockholders approved the election of all three of the nominees for director to serve for a three year term expiring in 2014, or until their successors are duly elected and qualified. The voting results were as follows:

				Broker
	For	Against	Abstain	Non-Votes

Richard B. Emmitt	69,273,031	2,354,164	—	2,649,590
Christopher H. Porter, Ph. D.	70,383,816	1,243,379	—	2,649,590
D. Verne Sharma	70,059,188	1,568,007	—	2,649,590
Proposal 2 — Advisory resolution on compensation of named executive officers
The stockholders approved, on an advisory non-binding basis, the compensation of our named executive officers as described in our Proxy Statement, by the votes set forth in the table below:

			Broker
For	Against	Abstain	Non-Votes

69,929,199	1,652,851	45,144	2,649,590
Proposal 3 — Advisory vote on the frequency of future advisory votes on compensation of named executives
The stockholders voted, on an advisory non-binding basis, that the frequency of future advisory votes on compensation of named executive officers should be held as set forth in the table below:

				Broker
3 Years	2 Years	1 Year	Abstain	Non-Votes

19,379,435	651,909	51,543,467	52,389	2,649,590
Proposal 4 — Ratification of Ernst & Young LLP as independent auditor for fiscal year 2011
The appointment of Ernst &Young LLP to serve as the Company’s independent auditor for the fiscal year ending December 31, 2011 was ratified. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes

73,539,274	720,730	16,781	—

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 3, 2011 (included herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: May 3, 2011	By:	/s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated May 3, 2011 (included herewith).

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